SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

 Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported)          May 25, 2005

SecuritisationAdvisory Services Pty. Limited (ABN 88 064 133 946)
(Exact Name of Registrant as Specified in its Charter)

Australian Capital Territory, Commonwealth of Australia
(State or Other Jurisdiction of Incorporation)

333-75072	Not Applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

Level 6, 48 Martin Place, Sydney, 2000 Australia	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

(011) 612-9378-5293
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01     Other Events.

            On March 25, 2004 (the "Closing Date"), Perpetual Trustee Company Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the Medallion Trust Series 2004-1G (the "Trust"), publicly issued initial principal amount U.S. $1,300,000,000 of Class A-1 Mortgage Backed Floating Rate Notes (the "Class A-1 Notes") and Euro 500,000,000 Class A-3 Mortgage Backed Floating Rate Notes (the "Class A-3 Notes", and together with the Class A-1 Notes, the "Notes") due on the distribution date falling in May, 2035 (the "Notes") pursuant to a registration statement (No. 333-75072) declared effective on January 10, 2002.

            A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on May 25, 2004.  In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders and the Class A-3 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and offshore note trustee.

             A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on August 25, 2004.  In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders and the Class A-3 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and offshore note trustee.

             A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on November 26, 2004.  In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders and the Class A-3 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and offshore note trustee.

            A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on February 25, 2005.  In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders and the Class A-3 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and offshore note trustee.

            A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on February 25, 2005.  In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders and the Class A-3 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and offshore note trustee.

          A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on May 25, 2005.  In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders and the Class A-3 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and offshore note trustee.

Item 9.01     Financial Statements, Pro Forma Financial Information and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (a)  Financial Statements of Business Acquired.

                Not applicable

         (b)  Pro Forma Financial Information.

                Not applicable

         (c)  Exhibits.

Exhibit No.	Document Description
99.4	Quarterly Servicing Report related to May 25, 2005 Distribution Date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITISATION ADVISORY SERVICES PTY. LIMITED (Registrant)

Dated: May 31, 2005	By: /s/ David Spiritosanto
Name: David Spiritosanto
Title: Authorised Officer

INDEX TO EXHIBITS

Exhibit No.	Document Description
99.4	Quarterly Servicing Report related to May 25, 2005 Distribution Date